SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2007

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (I.R.S. Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(b) under the Exchange Act (17 CFR 240.13e-4(b))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)     (1) 2006 Incentive Compensation Award, 2007 Base Salary, 2007 Target Incentive Opportunity, and 2007 Equity Award for CEO. Pursuant to the J. C. Penney Corporation, Inc. Management Incentive Compensation Program (“Incentive Program”), annual cash incentive compensation is awarded to eligible associates based upon the achievement of pre-set performance goals. For the Company’s executive officers, incentive compensation payouts are measured (i) 50% based upon total Company sales and operating profit from continuing operations, and (ii) 50% based upon the executive officer’s individual performance. On February 28, 2007, the independent members of the Company’s Board of Directors (“Board”) determined the Incentive Program payment amount for fiscal 2006 for Myron E. Ullman, III, Chairman and Chief Executive Officer (“CEO”) of the Company. Based upon an assessment to be discussed in the Compensation Discussion and Analysis section of the Company’s 2007 proxy statement, which will be filed with the Securities and Exchange Commission and posted on the Company’s website, the independent directors awarded Mr. Ullman a cash incentive payment of $2,673,750 for fiscal 2006.

On February 28, 2007, the independent members of the Board also set Mr. Ullman’s 2007 base salary at $1,500,000 and approved his 2007 target incentive opportunity percentage under the Incentive Program, which was set at 125% of Mr. Ullman’s base salary. The independent directors of the Board further determined that Mr. Ullman’s 2007 equity award value should be set at $8,000,000 to be delivered half in the form of stock options and half as performance-based restricted stock units under the Company’s 2005 Equity Compensation Plan. Mr. Ullman’s equity award will be effective at the time of the Company’s annual grant of equity awards, which will occur in March 2007.

Each of these determinations will be discussed in the Compensation Discussion and Analysis section of the Company’s 2007 proxy statement, which will be filed with the Securities and Exchange Commission and posted on the Company’s website.

(2) Management Incentive Compensation Program Amendments. On February 28, 2007, the independent directors of the Board approved amendments to the Incentive Program which prevent termination of the Incentive Program and amendments to the Incentive Program that would reduce the compensation payable thereunder within one year prior to or two years after a change in control of J. C. Penney Company, Inc. or J. C. Penney Corporation, Inc. A copy of the amended and restated Incentive Program is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Also, the Human Resources and Compensation Committee of the Board (“HRCC”) approved a change to the administration of the Incentive Program to provide that if (i) an associate is terminated for cause at any time on or before the payment date of incentive compensation under the Incentive Program, or (ii) an associate voluntarily terminates employment on or before the last day of the fiscal year, other than for retirement at or after age 60, retirement between ages 55 and 59 with at least 15 years of service, or due to permanent and total disability, such associate shall not be entitled to receive compensation under the Incentive Program for such year.

(3) Mirror Savings Plan Amendments. On February 28, 2007, the HRCC amended the J. C. Penney Corporation, Inc. Mirror Savings Plan to clarify that the Company matching contribution is available to participants hired both before and after January 1, 2007, and to synchronize the accelerated vesting provisions applicable to the Company match, retirement, and discretionary contribution accounts for associates terminating employment at or after age 65, or due to disability, death, or a Company-approved reduction in force or unit closing. A copy of the amended and restated Mirror Savings Plan is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

(4) Change in Control Plan Amendments. On February 28, 2007, the Board approved certain amendments to the J. C. Penney Corporation, Inc. Change in Control Plan (the “Plan”). The purpose of the amendments is to (i) clarify the definition of Employment Termination under the Plan; (ii) clarify that when employment termination occurs on the last day of the fiscal year the incentive compensation benefit payable under the Plan will be the greater of 100% of the target award under the Incentive Program or the actual Incentive Program payout earned; (iii) clarify that there will be no double counting of age and/or service credit when determining the retirement benefit due under the Plan because of a provision in an underlying retirement plan that also provides for age and/or service credit; and (iv) modify the additional years of age and service credit provided under the Plan to make them consistent with similar provisions under the Company’s retiree medical, dental, discount and life insurance plans. A copy of the amended and restated Plan is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 28, 2007, the Board amended Article II, Section 8 of the Company's Bylaws with respect to the manner in which directors of the Company are to be elected. A copy of the Company's Bylaws, as amended, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events

On February 28, 2007, the Board approved revised Corporate Governance Guidelines, which, among other things, (i) include a new policy on review and consideration of related person transactions, and (ii) clarify the Board’s policy regarding recovery of compensation from a participant in the Company’s compensation plans or programs in the event of a financial restatement arising out of the willful actions or gross negligence of such participant. Also, on February 28, 2007, the HRCC adopted stock ownership goals for members of the Company’s Executive Board, which are intended to further align the interests of the Company’s senior management with the interests of the Company’s stockholders. Under these ownership goals, members of the Company’s senior management team are expected to own a number of shares valued at a specified multiple of the executive’s annual base salary, ranging from one times base salary for Senior Vice Presidents and Executive Vice Presidents to five times base salary for the CEO. The stock ownership goals are set forth in the Corporate Governance Guidelines. A copy of the revised Corporate Governance Guidelines is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

Exhibit 3.1     J. C. Penney Company, Inc. Bylaws, as amended as of February 28, 2007

Exhibit 10.1    Amended and Restated J. C. Penney Corporation, Inc. Management Incentive Compensation
            Program

Exhibit 10.2    Amended and Restated J. C. Penney Corporation, Inc. Mirror Savings Plan

Exhibit 10.3    Amended and Restated J. C. Penney Corporation, Inc. Change in Control Plan

Exhibit 99.1    J. C. Penney Company, Inc. Corporate Governance Guidelines

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By: /s/ Michael T. Theilmann
  Michael T. Theilmann
Executive Vice President,
Chief Human Resources and
Administration Officer

Date: March 6, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1                 J. C. Penney Company, Inc. Bylaws, as amended as of February 28, 2007

Exhibit 10.1                Amended and Restated J. C. Penney Corporation, Inc. Management Incentive
                       Compensation Program

Exhibit 10.2                Amended and Restated J. C. Penney Corporation, Inc. Mirror Savings Plan

Exhibit 10.3                Amended and Restated J. C. Penney Corporation, Inc. Change in Control Plan

Exhibit 99.1                J. C. Penney Company, Inc. Corporate Governance Guidelines